Dreyfus

New York Tax Exempt

Intermediate

Bond Fund

ANNUAL REPORT May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York

                                                        Tax Exempt Intermediate

                                                                      Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the tax-exempt bond market. Although bond prices generally tend to fall when interest rates rise, better economic times should support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond more to supply-and-demand forces than to interest-rate trends, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Tax Exempt Intermediate Bond Fund perform during the period?

For the 12-month reporting period ended May 31, 2001, the fund achieved a total return of 11.21% .(1) In comparison, the fund's peer group, as measured by the Lipper New York Intermediate Municipal Debt Funds category average, achieved a total return of 10.92% for the same period.(2)

We attribute the market and fund's good performance to a generally favorable environment for municipal bonds during the reporting period. Bonds with intermediate-term maturities provided especially strong returns because of high levels of demand from individual investors fleeing a declining stock market. In addition, the fund's relative performance was enhanced by our security selection strategy, which focused on high quality, intermediate-term bonds. We also found attractive opportunities for income and muted volatility in high yielding securities with relatively short maturities.

What is the fund's investment approach?

The fund's objective is to seek a high level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a portfolio of municipal bonds managed in the intermediate maturity range. In addition, we also seek to manage the fund for a competitive total return.

In managing the fund, we attempt to add value by selecting investment-grade, tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio's core position. We augment the core position with bonds that we believe have the potential to provide both current income and capital appreciation.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although we do not manage the fund in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, ongoing economic deterioration caused tax-exempt bond prices to rise modestly. Slower retail sales, higher energy prices and more frequent workforce layoffs adversely affected economic growth and consumer confidence. The Federal Reserve Board began to take steps to stimulate economic growth in early January 2001, when they implemented the first of five short-term interest-rate cuts, for a total reduction of 2.5 percentage points during the reporting period. In this declining interest-rate environment, prices of municipal bonds generally rose.

In addition, the municipal bond market was strongly influenced by supply-and-demand factors. Because of previously strong tax revenues, many New York municipalities had less need to borrow. In fact, New York state's credit rating was upgraded by the major independent rating agencies because of its improved fiscal condition. As a result, the supply of municipal bonds was generally lower during the reporting period than it was one year earlier. At the same time, however, demand for high quality, tax-exempt securities surged from New York residents, as they allocated a larger percentage of their assets to fixed-income securities. These factors further supported municipal bond prices. Strong market conditions were especially advantageous for intermediate-term bonds, which were the focus of demand among individual investors.

Robust demand for a limited supply of intermediate-term bonds caused the difference between the yields of shorter term bonds and longer term bonds to widen. This phenomenon, known as a STEEPENING OF THE YIELD CURVE, rewarded investors who were willing to incur the risks of extending their bond maturities.

In this environment, we emphasized bonds with maturities in the 10- to 16-year range. These intermediate-term bonds were among the greatest beneficiaries of strong demand from individual investors, caus-

ing their prices to appreciate. In addition, we emphasized relatively high yielding municipal bonds with short-term maturities. These securities helped us offset the risk of longer term securities, yet provided competitive levels of income. We also took steps to enhance the yield of a small number of carefully selected short-term bonds. Finally, we attempted to replace seasoned bonds nearing their redemption dates with intermediate-term securities that could not be redeemed by their issuers for several years.

What is the fund's current strategy?

Our strategy remains: identifying income-producing securities consistent with our efforts to preserve shareholders' capital. Accordingly, we have continued to focus on high quality bonds in the 10- to 16-year maturity range. We expect intermediate-term bonds to continue to be subject to robust demand from New York residents seeking capital preservation and competitive tax-exempt yields.

In the current economic environment of low inflation and relatively low interest rates, our security selection strategy emphasizes income-producing securities over those that derive their returns from price changes. In our view, this strategy is more likely to provide competitive returns if, as we expect, New York municipal bond prices remain relatively stable.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New York Tax Exempt Intermediate Bond Fund with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           11.21%              5.80%             6.34%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE MENTIONED GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND ON 5/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AND IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEMAN 7-YEAR INDEX"), ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE INDEX'S WEIGHTED AVERAGE MATURITY ORIENTATION. PERFORMANCE FOR THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN 10-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 7-YEAR TAX-EXEMPT BOND MARKET, GEOGRAPHICALLY UNRESTRICTED, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE LEHMAN 10-YEAR MUNICIPAL BOND INDEX, CAN CONTRIBUTE AS APPLICABLE TO EACH INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2001

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--95.0%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--87.2%

Albany Parking Authority, Parking Revenue

   6.50%, 11/1/2004                                                                           1,000,000                1,039,730

Battery Park City Authority, Revenue

   5.125%, 11/1/2005                                                                            880,000                  925,126

Buffalo Municipal Water Finance Authority,

  Water System Revenue

   5.50%, 7/1/2005 (Insured; FSA)                                                             1,200,000                1,266,744

Buffalo:

   5%, 12/1/2012 (Insured; FGIC)                                                              1,800,000                1,866,258

   5.125%, 12/1/2014 (Insured; FGIC)                                                          2,820,000                2,900,765

Cattaraugus County Industrial Development Agency,

  Civic Facility Revenue

    (St. Bonaventure University Project):

         5%, Series A, 9/15/2009                                                                745,000                  739,211

         5%, Series B, 9/15/2009                                                              1,055,000                1,046,803

         5%, Series A, 9/15/2010                                                                740,000                  728,878

         5%, Series B, 9/15/2010                                                              1,110,000                1,093,317

         5%, Series A, 9/15/2011                                                                825,000                  804,540

         5%, Series B, 9/15/2011                                                              1,160,000                1,131,232

         5%, 9/15/2012                                                                        1,225,000                1,182,382

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,000,000                5,337,250

Dutchess County Industrial Development Agency,

   IDR (IBM Project) 5.45%, 12/1/2029                                                         4,000,000                4,198,240

Erie County Tobacco Asset Securitization Corp.,

  Tobacco Settlement Revenue:

      5.75%, 7/15/2013                                                                        1,000,000                1,024,990

      5.75%, 7/15/2014                                                                        1,250,000                1,271,487

Franklin Solid Waste Management Authority,

  Solid Waste System Revenue

   6%, 6/1/2005 (Prerefunded 6/1/2003)                                                        1,515,000  (a)           1,626,065

Huntington Housing Authority,

  Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 5.50%, 5/1/2009                                          2,660,000                2,540,726

Long Island Power Authority,

  Electric System General Revenue

   5.125%, 12/1/2016 (Insured; FSA)                                                           3,000,000                3,032,340

Metropolitan Transportation Authority

  Transit Facilities Revenue:

      5.25%, 7/1/2010 (Insured; FSA)                                                          4,025,000                4,319,268

      5.125%, 7/1/2014 (Insured; FSA)                                                         5,650,000                5,823,793

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Nassau County:

  General Improvement

      5.10%, 11/1/2011 (Insured; AMBAC)                                                       3,725,000                3,886,628

   5.75%, 3/1/2013 (Insured; FSA)                                                             4,955,000                5,333,562

Nassau County Health Care Corp.,

   Health System Revenue 6%, 8/1/2012 (Insured; FSA)                                          4,000,000                4,457,240

Nassau County Tobacco Settlement Corporation

   5%, 7/15/2008                                                                              1,385,000                1,415,290

New York City:

   6.25%, 8/1/2009                                                                            3,070,000                3,342,708

   6.25%, 8/1/2009                                                                            4,790,000                5,311,248

   5.125%, 8/1/2012 (Insured; FGIC)                                                           4,250,000                4,435,087

   5.25%, 8/1/2015                                                                            2,000,000                2,044,960

New York City Health and Hospital Corp.,

  Health System Revenue

   5.25%, 2/15/2017                                                                           1,750,000                1,723,207

New York City Housing Authority,

  Multi-Family Revenue

   5.20%, 7/1/2004 (Insured; AMBAC)                                                           2,275,000                2,340,337

New York City Industrial Development Agency,

  Industrial Development Revenue

  (Field Hotel Associates L.P. JFK Project)

   5.80%, 11/1/2013                                                                           6,000,000                5,452,740

New York City Transitional Finance Authority,

  Revenue (Future Tax Secured):

      5.25%, 11/15/2013                                                                       3,000,000                3,128,100

      5.75%, 2/15/2014                                                                        5,000,000                5,406,400

      5%, 11/15/2015 (Insured; FGIC)                                                          4,000,000                4,038,960

New York City Industrial Development Agency,

  Civic Facility Revenue

  (College of Aeronautics Project):

      5.10%, 5/1/2008                                                                           500,000                  492,685

      5.25%, 5/1/2010                                                                           555,000                  548,179

      5.30%, 5/1/2011                                                                           585,000                  575,377

New York State:

   5.50%, 8/15/2006                                                                           4,300,000                4,620,694

   5.40%, 10/1/2008                                                                           1,430,000                1,526,725

   5.25%, 7/15/2016                                                                           1,845,000                1,881,734

New York Counties Tobacco Trust,

  Tobacco Settlement Pass Thru Bonds:

      5.75%, 6/1/2013                                                                         1,600,000                1,648,448

      5.875%, 6/1/2014                                                                        1,940,000                2,002,158


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue:

  (Carmel Richmond Nursing Home)

      5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                               2,000,000                1,977,020

   (City University):

      5.70%, 7/1/2005                                                                         3,500,000                3,762,780

      5.75%, 7/1/2009 (Insured; FGIC)                                                         8,085,000                8,898,270

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,133,160

   (Cornell University) 5.40%, 7/1/2009                                                       4,000,000                4,279,440

   (Department of Health):

      5.50%, 7/1/2005                                                                         1,000,000                1,068,190

      6%, 7/1/2005                                                                            2,500,000                2,705,625

      6%, 7/1/2006                                                                            2,350,000                2,566,999

   (FFT Senior Communities Inc.)

      5.70%, 5/13/2005 (LOC; KBC Bank, N.V.)                                                  2,100,000                2,184,042

   (Highland Community Development Corp.)

      5.50%, 7/1/2001 (LOC; Marine Midland Bank)                                              4,585,000                4,593,528

   Lease (Court Facilities--Westchester County)

      5%, 8/1/2010                                                                            5,570,000                5,830,787

   (Mental Health Services Facilities)

      6%, 8/15/2006                                                                           3,320,000                3,644,563

   (Park Ridge Housing Inc.) 6.125% 8/1/2015                                                  2,875,000                3,138,551

   (Schools Program):

      5.25%, 7/1/2010 (Insured; MBIA)                                                         1,670,000                1,786,249

      5.25%, 7/1/2011                                                                         1,435,000                1,514,714

   Secured Hospital:

      (Interfaith Medical Center)

         5.375%, 2/15/2012 (Insured; MBIA)                                                    3,340,000                3,520,059

      (State Service Contract--Albany County):

         5.10%, 4/1/2010                                                                      2,310,000                2,418,084

         5.25%, 4/1/2011                                                                      1,210,000                1,269,907

      (State University Educational Facility)

         5.75%, 5/15/2015 (Insured; FSA)                                                      2,000,000                2,152,280

New York State Environmental Facilities Corp.:

  Special Obligation:

      (Riverbank State Park) 7.10%, 4/1/2002                                                  1,130,000                1,170,511

      (State Park Infrastructure) 5.75%, 3/15/2008                                            2,475,000                2,563,457

   PCR (State Water Revolving Fund):

      6.20%, 3/15/2004                                                                        1,700,000                1,798,668

      6.35%, 6/15/2006 (Prerefunded 6/15/2004)                                                1,195,000  (a)           1,313,771

New York State Housing Finance Agency, Revenue:

  (Housing Mortgage Project)

      5.875%, 11/1/2010 (Insured; FSA)                                                        3,930,000                4,216,340

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency, Revenue (continued):

  (Service Contract Obligation):

      5.25%, 3/15/2011                                                                        3,465,000                3,635,755

      5.25%, 9/15/2011                                                                        3,610,000                3,787,901

      5.875%, 9/15/2014                                                                       2,490,000                2,592,663

      5.875%, 9/15/2014 (Prerefunded 9/15/2003)                                                 510,000  (a)             550,137

New York State Medical Care Facilities Finance

  Agency, Revenue (Hospital and Nursing Home)

   5.875%, 2/15/2008 (Insured; FHA)                                                           2,000,000                2,088,160

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 6.15%, 10/1/2001                                                      1,225,000                1,230,341

New York State Power Authority, Revenue

   5.50%, 11/15/2013                                                                          5,000,000                5,166,850

New York State Thruway Authority:

  (Highway and Bridge Trust Fund):

      5.25%, 4/1/2009 (Insured; FGIC)                                                         4,500,000                4,810,365

      5.30%, 4/1/2010 (Insured; AMBAC)                                                        1,680,000                1,776,936

      5.25%, 4/1/2014 (Insured; FGIC)                                                         4,425,000                4,588,106

      5.125%, 4/1/2015 (Insured; MBIA)                                                        2,500,000                2,531,225

      5.75%, 4/1/2016 (Insured; FGIC)                                                         2,000,000                2,141,720

   Service Contract Revenue

      (Local Highway and Bridge):

         5.625%, 4/1/2007                                                                     3,315,000                3,588,123

         5.90%, 4/1/2007                                                                      7,000,000                7,577,990

New York State Urban Development Corp.

  Project (Onondaga County Convention):

      6.25%, 1/1/2007                                                                         1,725,000                1,909,023

      6.25%, 1/1/2008                                                                         1,830,000                2,013,092

      6.25%, 1/1/2009                                                                         1,950,000                2,133,104

      6.25%, 1/1/2010                                                                         2,065,000                2,251,697

Niagara Falls, City School District COP

  High School Facility

   5.625%, 6/15/2013 (Insured; MBIA)                                                          2,045,000                2,218,334

Oneida County Public Improvement

   Zero Coupon, 4/15/2014 (Insured; AMBAC)                                                    1,000,000                531,230

Onondaga County Industrial Development Agency, PCR

   (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006                                         4,000,000                4,476,560

Orange County Industrial Development Agency,

  Life Care Community Revenue

  (The Glen Arden Inc. Project):

      4.90%, 1/1/2002                                                                           285,000                  284,789

      5%, 1/1/2003                                                                              220,000                  219,650

      5.10%, 1/1/2004                                                                           425,000                  423,406



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Orange County Industrial Development Agency,

  Life Care Community Revenue

  (The Glen Arden Inc. Project) (continued):

      5.20%, 1/1/2005                                                                           225,000                  223,094

      5.30%, 1/1/2006                                                                           250,000                  247,110

      5.35%, 1/1/2007                                                                           225,000                  221,647

Port Authority of New York and New Jersey

  (Construction--119th Series)

   5.75%, 9/15/2011 (Insured; FGIC)                                                           8,500,000                9,043,065

Rensselaer Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                                                     2,000,000                2,309,360

Scotia Housing Authority,Revenue

  (Coburg Village, Inc. Project):

      5.10%, 7/1/2001                                                                           135,000                  134,953

      5.10%, 1/1/2002                                                                           135,000                  134,656

      5.20%, 7/1/2002                                                                           145,000                  144,419

      5.20%, 1/1/2003                                                                           145,000                  144,076

      5.30%, 7/1/2003                                                                           150,000                  148,847

      5.30%, 1/1/2004                                                                           155,000                  153,267

      5.35%, 7/1/2004                                                                           155,000                  152,765

      5.35%, 1/1/2005                                                                           160,000                  156,864

      5.40%, 7/1/2005                                                                           165,000                  161,393

      5.40%, 1/1/2006                                                                           170,000                  165,425

      5.45%, 7/1/2006                                                                           175,000                  170,000

      5.45%, 1/1/2007                                                                           180,000                  174,136

      5.50%, 7/1/2007                                                                           185,000                  178,436

      5.50%, 1/1/2008                                                                           190,000                  181,389

      5.55%, 7/1/2008                                                                           195,000                  185,773

Suffolk County Industrial Development Agency:

  IDR (Nissequoque Cogen Partners Facility)

      4.875%, 1/1/2008                                                                        2,250,000                2,200,995

   Solid Waste Disposal Facility Revenue:

      7.80%, 10/1/2004 (Insured; AMBAC)                                                       4,270,000  (b,c)         4,802,341

      8.01%, 10/1/2005                                                                        4,590,000  (b,c)         5,279,234

Suffolk County Judicial Facilities Agency,

  Service Agreement Revenue

  (John P Cohalan Complex)

   5%, 4/15/2016 (Insured; AMBAC)                                                             2,720,000                2,731,859

Syracuse:

  COP (Syracuse Hancock International Airport)

      6.50%, 1/1/2004                                                                         1,045,000                1,080,384

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Syracuse (continued):

  Public Improvement:

      5.70%, 6/15/2004 (Prerefunded 6/15/2002)                                                1,850,000  (a)           1,939,189

      5.70%, 6/15/2005 (Prerefunded 6/15/2002)                                                1,830,000  (a)           1,918,224

Syracuse Industrial Development Agency, Pilot Revenue

   5.125%, 10/15/2002 (LOC; ABN AMRO Bank)                                                    1,785,000                1,812,596

Triborough Bridge & Tunnel Authority,

   Special Obligation 5.125%, 1/1/2015 (Insured; MBIA)                                        3,000,000                3,056,760

TSASC Inc.,Tobacco Flexible Amortization Bonds:

   5.25%, 7/15/2011                                                                           2,675,000                2,737,060

   5.375%, 7/15/2012                                                                          2,440,000                2,501,488

   6%, 7/15/2018                                                                              1,670,000                1,727,331

United Nations Development Corp. (Senior Lien):

   5.30%, 7/1/2010                                                                            1,175,000                1,175,564

   5.30%, 7/1/2011                                                                              910,000                  910,364

Westchester County Industrial Development Agency, RRR:

  Equity (Westchester Resco Co. Project)

      5.50%, 7/1/2009                                                                         2,650,000                2,641,335

   (Resco Co. Project)

      5.50%, 7/1/2006 (Insured; AMBAC)                                                        2,850,000                3,013,704

   (Westchester Resco Co. Project)

      5.125%, 7/1/2006 (Insured; AMBAC)                                                       1,000,000                1,048,200

Yonkers, GO

   5.25%, 12/1/2015 (Insured; AMBAC)                                                          2,110,000                2,167,097

U.S. RELATED--7.8%

Commonwealth of Puerto Rico:

   5.375%, 7/1/2005                                                                           2,250,000                2,399,018

   Public Improvement 5.50%, 7/1/2013 (Insured; FSA)                                          2,500,000                2,722,425

Childrens Trust Fund,Tobacco Settlement

  Revenue Asset Backed Bonds:

      5.75%, 7/1/2012                                                                         2,000,000                2,115,080

      5.75%, 7/1/2013                                                                         3,000,000                3,161,400

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,244,260

Puerto Rico Telephone Authority, Revenue

  7.013%, 1/25/2007 (Insured; MBIA)

   (Prerefunded 1/1/2003)                                                                     3,925,000  (a,c)         4,229,188

Virgin Islands Public Finance Authority, Revenue

   Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                                              3,000,000                3,098,730


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Virgin Islands Water and Power Authority,

  Electric System:

      5.125%, 7/1/2004                                                                        1,455,000                1,486,734

      5.125%, 7/1/2011                                                                        4,230,000                4,369,421

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $312,579,630)                                                                                               326,546,420
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.4%
------------------------------------------------------------------------------------------------------------------------------------

New York City, VRDN:

   2.95% (Insured; MBIA)                                                                      1,000,000  (d)           1,000,000

   3% (Insured; FSA)                                                                          1,000,000  (d)           1,000,000

   3.25% (LOC; Morgan Guaranty Trust Co.)                                                     1,000,000  (d)           1,000,000

New York City Municipal Water Finance Authority, Water

  and Sewer Systems Revenue, VRDN

   2.95% (Insured; FGIC)                                                                      1,200,000  (d)           1,200,000

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

   (Versatile Structure Obligation) 3%                                                        7,500,000  (d)           7,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $11,700,000)                                                                                                 11,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $324,279,630)                                                             98.4%              338,246,420

CASH AND RECEIVABLES (NET)                                                                         1.6%                5,314,287

NET ASSETS                                                                                       100.0%              343,560,707

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond Assurance

                     Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance Company

FHA              Federal Housing Administration

FSA              Financial Security Assurance

GO               General Obligation

IDR              Industrial Development Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance

                     Insurance Corporation

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              39.2

AA                               Aa                              AA                                               34.0

A                                A                               A                                                11.2

BBB                              Baa                             BBB                                               6.3

F1                               MIG1/P1                         SP1/A1                                            4.6

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     4.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2001, THESE
SECURITIES AMOUNTED TO $10,081,575 OR 2.9% OF NET ASSETS.

(C)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           324,279,630   338,246,420

Cash                                                                    383,114

Interest receivable                                                   5,167,957

Receivable for shares of Beneficial Interest subscribed                  50,000

Prepaid expenses                                                          9,512

                                                                    343,857,003
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           220,738

Accrued expenses                                                         75,558

                                                                        296,296
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      343,560,707
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     330,131,653

Accumulated net realized gain (loss) on investments                   (537,736)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           13,966,790
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     343,560,707
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     18,755,780

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)     18.32

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

LNTEREST INCOME                                                     16,780,942

EXPENSES:

Management fee--Note 3(a)                                            1,923,985

Shareholder servicing costs--Note 3(b)                                 948,818

Professional fees                                                       42,507

Trustees' fees and expenses--Note 3(c)                                  42,172

Custodian fees                                                          34,379

Prospectus and shareholders' reports--Note 3(b)                          9,969

Registration fees                                                        7,650

Loan commitment fees--Note 2                                             2,825

Miscellaneous                                                           24,727

TOTAL EXPENSES                                                       3,037,032

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (468,894)

NET EXPENSES                                                         2,568,138

INVESTMENT INCOME--NET                                              14,212,804
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                694,547

Net unrealized appreciation (depreciation) on investments           18,505,771

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              19,200,318

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                33,413,122

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                            ------------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,212,804           14,907,719

Net realized gain (loss) on investments           694,547           (1,198,980)

Net unrealized appreciation (depreciation)
   on investments                              18,505,771          (17,440,976)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   33,413,122           (3,732,237)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (14,212,804)         (15,037,464)

Net realized gain on investments                 (27,984)          (2,175,364)

TOTAL DIVIDENDS                              (14,240,788)         (17,212,828)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  66,767,284          43,301,192

Dividends reinvested                           11,318,561          13,932,842

Cost of shares redeemed                       (54,326,229)       (102,186,708)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            23,759,616         (44,952,674)

TOTAL INCREASE (DECREASE) IN NET ASSETS        42,931,950         (65,897,739)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           300,628,757          366,526,496

END OF PERIOD                                 343,560,707          300,628,757
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,683,810           2,462,175

Shares issued for dividends reinvested            627,138             793,011

Shares redeemed                                (3,012,168)         (5,811,793)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,298,780          (2,556,607)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                           Year Ended May 31,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.22          18.31          18.62          18.06         17.83

Investment Operations:

Investment income--net                                            .80            .81            .80            .82           .83

Net realized and unrealized
   gain (loss) on investments                                    1.10           (.97)          (.10)           .65           .41

Total from Investment Operations                                 1.90           (.16)           .70           1.47          1.24

Distributions:

Dividends from investment income--net                           (.80)          (.81)           (.80)          (.82)         (.83)

Dividends from net realized
   gain on investments                                          (.00)(a)       (.12)           (.21)          (.09)         (.18)

Total Distributions                                             (.80)          (.93)          (1.01)          (.91)        (1.01)

Net asset value, end of period                                 18.32          17.22           18.31          18.62         18.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               11.21          (.89)            3.75           8.25          7.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .80           .80             .80            .80            .80

Ratio of net investment income
   to average net assets                                        4.43          4.53            4.28           4.44           4.64

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       .15           .15             .14            .15            .16

Portfolio Turnover Rate                                        15.45         36.07           33.08          42.40          45.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        343,561       300,629         366,526        365,481        357,530

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $13,844 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective June 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $400,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2001. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Manager will bear such excess expense. The Manager had undertaken from June 1, 2000 to May 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .80 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $468,894 during the period ended May 31, 2001.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor in respect of payments made to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund, at an annual rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 2001, the fund was charged $803,718 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $95,702 pursuant to the transfer agency agreement.


(C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund's exchange privilege. During the period ended May 31, 2001, redemption fees charged and retained by the fund amounted to $1,147.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $63,373,259 and $48,061,502, respectively.

At  May  31,  2001,  accumulated  net unrealized appreciation on investments was
$13,966,790,   consisting  of  $14,987,827  gross  unrealized  appreciation  and
$1,021,037 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus New York Tax Exempt Intermediate Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
New York, New York

July 6, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

                                                           For More Information

                        Dreyfus New York Tax Exempt Intermediate

                        Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  705AR0501